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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): November 1, 2000


                               IndyMac ABS, Inc.
       (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2000, providing for the issuance of the IndyMac
           ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust,
          Series SPMD 2000-C Home Equity Mortgage Loan Asset-Backed
                       Certificates, Series SPMD 2000-C
                               IndyMac ABS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)


              Delaware                      333-47158        95-4685267
              -------------------           -----------      -----------
        (State or Other Jurisdiction        (Commission      (I.R.S. Employer
         of Incorporation)                   File Number)   Identification No.)



                             155 North Lake Avenue

        Pasadena, California                                     91101
        --------------------                                  ----------
        (Address of Principal                                 (Zip Code)
                                 Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          -----

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Item 5.  Other Events.
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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IndyMac ABS, Inc.



                                By:  /s/ Blair Abernathy
                                  -----------------------------------
                                  Blair Abernathy
                                  President



Dated:  January 31, 2001